                                                              Exhibit 99.B(h)(2)

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                            ADMINISTRATION AGREEMENT

                                     BETWEEN

                                  ING GET FUND

                                       AND

                             ING FUNDS SERVICES, LLC

SERIES                                            ADMINISTRATIVE SERVICES FEE
------                                            ---------------------------
                                              (as a percentage of managed assets)
ING GET Fund - Series D                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series E                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series G                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series H                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series I                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series J                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series K                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series L                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series M                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series N                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series P                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series Q                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

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
SERIES                                            ADMINISTRATIVE SERVICES FEE
------                                            ---------------------------
                                              (as a percentage of managed assets)

ING GET Fund - Series R                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series S                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series T                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series U                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

ING GET Fund - Series V                       0.055% on first $5 billion of assets
                                            0.030% on assets in excess of $5 billion

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